Exhibit 10(b)
                                                                [Execution copy]


                       FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of the 26th day of July, 2002, by and among DARDEN RESTAURANTS, INC., a Florida corporation (the "Borrower"), the BANKS listed on the signature pages hereof (collectively referred to herein as the "Banks") and WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Bank.

                                R E C I T A L S:
                                ----------------

     The Borrower, the Administrative Agent and the Banks have entered into a certain Credit Agreement dated as of October 29, 1999 (the "Credit Agreement"). Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

     The Borrower has requested that the Administrative Agent and the Banks amend the Credit Agreement to permit Borrowings without the Borrower making the representations and warranties contained in Sections 4.08, 4.12(b) and 4.15 of the Credit Agreement, provided that (i) the Borrower fully satisfies all of the remaining conditions precedent set forth in Section 3.02 of the Credit Agreement, (ii) the principal amount of all outstanding Loans under the Credit Agreement shall bear interest at the Default Rate until the Borrower is able to certify compliance with subsections (b) and (c) of Section 3.02 of the Credit Agreement, including making the representations and warranties contained in Sections 4.08, 4.12(b) and 4.15, and (iii) to make other such changes as the parties hereunder deem appropriate.

     NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent and the Banks, intending to be legally bound hereby, agree as follows:

     SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

     SECTION 2. Amendments. The Credit Agreement is hereby amended as set forth in this Section 2.

     SECTION 2.1. Amendment to Section 2.06. Section 2.06 of the Credit Agreement is hereby amended by adding a sentence at the end of subsection (g) to read as follows:

     In the event that the Borrower makes a request for a Syndicated Borrowing without making the representations and warranties contained in Sections 4.08, 4.12(b) and 4.15 as provided in the last sentence of Section 3.02, the principal amount of all Loans made hereunder shall thereafter bear interest at the Default Rate until such time as the Borrower is able to certify compliance with subsections (b) and (c) of Section 3.02 of the Credit Agreement, including making the representations and warranties contained in Sections 4.08, 4.12(b) and 4.15.

     SECTION 2.2. Amendment to subsection (c) of Section 3.02. Section 3.02 of the Credit Agreement is hereby amended by deleting subsection (c) in its entirety and inserting in place thereof the following:

     (c) the fact that the representations and warranties of the Borrower contained in Article IV of this Agreement shall be true on and as of the date of such Borrowing; provided that the representations and warranties set forth in Sections 4.08, 4.12(b) and 4.15 need not be true and correct as a condition to any Borrowing; and

     SECTION 2.3. Amendment to the Last Sentence of Section 3.02. The last sentence of Section 3.02 of the Credit Agreement is hereby amended by adding a proviso to the end of the sentence to read as follows:

     ; provided, further, that such a Borrowing shall not be deemed to be such a representation and warranty to the effect set forth in Sections 4.08, 4.12(b) and 4.15 unless the Borrower provides the Administrative Agent written notice that it is making such representations and warranties in connection with such Borrowing.

     SECTION 3. Conditions to Effectiveness. The effectiveness of this Amendment and the obligations of the Banks hereunder are subject to the following conditions, unless the Banks waive such conditions:

     (a) receipt by the Administrative Agent from each of the Borrower and the Required Banks of either (i) a duly executed counterpart of this Amendment signed by such party or (ii) a facsimile transmission stating that such party has duly executed a counterpart of this Amendment and sent such counterpart to the Administrative Agent; and

     (b) the fact that the representations and warranties of the Borrower contained in Article IV of the Credit Agreement and Section 5 of this Amendment shall be true on and as of the date hereof.

     SECTION 4. No Other Amendment. Except for the amendments set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect or impair any rights, powers or remedies under the Credit Agreement as hereby amended. The Banks and the Administrative Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Notes. The Borrower promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, the Credit Agreement, as amended, being hereby ratified and affirmed. The Borrower hereby expressly agrees that the Credit Agreement, as amended, is in full force and effect.

     SECTION 5. Representations and Warranties. The Borrower hereby represents and warrants to each of the Banks as follows:

     (a) No Default under the Credit Agreement or any other Loan Document has occurred and is continuing on the date hereof.

     (b) The Borrower has the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it.

     (c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, provided that such enforceability is subject to bankruptcy, insolvency, or similar laws affecting the enforcement of creditors rights generally, and general principles of equity.

     (d) The execution and delivery of this Amendment and the Borrower's performance hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower, nor be in contravention of or in conflict with the certificate of incorporation or bylaws of the Borrower, or the provision of any statute, or any judgment, order, indenture, instrument, agreement or undertaking, to which the Borrower is party or by which the Borrower's assets or properties are or may become bound.

     SECTION 6. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

     SECTION 7. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of Georgia.

                     [SIGNATURES APPEAR ON FOLLOWING PAGES]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, this Amendment as of the day and year first above written.



                                      DARDEN RESTAURANTS, INC.


                                      By: /s/ Clarence Otis, Jr.
                                         --------------------------------------
                                      Title: EVP, Chief Financial Officer
                                           ------------------------------------

                                       WACHOVIA BANK, NATIONAL ASSOCIATION,
                                       as Administrative Agent and as a Bank


                                       By: /s/ Sarah T. Warren
                                          -------------------------------------
                                       Title: Vice President
                                            -----------------------------------

                                       SUNTRUST BANK, CENTRAL FLORIDA, N.A. as
                                       Syndication Agent and as a Bank

                                       By: /s/ Vipul H. Patel
                                          -------------------------------------
                                       Title: Director
                                            -----------------------------------

                                       BANK OF AMERICA, N.A., as Co-Agent
                                       and as a Bank

                                       By: /s/ Chitt Swamidasan
                                         --------------------------------------
                                       Title: Principal
                                            -----------------------------------

                                        FLEET NATIONAL BANK

                                        By:/s/ Lori H. Jou
                                          -------------------------------------
                                        Title: Vice President
                                             ----------------------------------

                                        WELLS FARGO BANK, N.A.

                                        By:/s/ William J. Daily
                                          -------------------------------------
                                        Title: Vice President
                                             ----------------------------------

                                        COMERICA BANK

                                        By: /s/ Gerald R. Finney, Jr.
                                          -------------------------------------
                                        Title: Vice President
                                             ----------------------------------